UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor

Cambridge, MA 02142

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (617) 720-8606

(Former Name or Former Address, if Changed Since Last Report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.01 par value per share	MACK	The Nasdaq Stock Market LLC (NASDAQ Global Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	REGULATION FD DISCLOSURE

On February 13, 2024, Merrimack Pharmaceuticals, Inc. ( “Merrimack or the “Company”) issued a press release announcing the U.S. Food and Drug Administration has approved the supplemental new drug application for Onivyde® (irinotecan liposome injection) plus5 fluorouracil/leucovorin and oxaliplatin (NALIRIFOX) as a first-line treatment for people living with metastatic pancreatic ductal adenocarcinoma (mPDAC). Under the terms of the 2017 Asset Purchase Agreement between Ipsen and the Company (the “Ipsen Agreement”) which was previously approved by Merrimack’s stockholders, this U.S. Food and Drug Administration approval triggers a $225 million milestone payment from Ipsen to Merrimack which is due on or before March 29, 2024.

The Board of Merrimack plans to hold a Special Meeting of Stockholders to approve a plan for a corporate dissolution and followed by a distribution of the proceeds to our stockholders from this new $225 million milestone payment, plus residual cash, net of corporate taxes and interest charges accruing under IRS installment sale rules, and other expenses. The Company’s board of directors (the “Board”) expects to in the near future approve the liquidation and dissolution of the Company pursuant to a plan of dissolution (the “Plan of Dissolution,” subject to the approval of the Company’s stockholders. The Company plans to hold a special meeting of stockholders in May 2024 to seek approval of the liquidation and dissolution of the Company and the Plan of Dissolution and will file proxy materials relating to the special meeting with the Securities and Exchange Commission (the “SEC”). A copy of the Plan of Dissolution will be filed with such proxy materials. The Board reserves the right to abandon the proposed liquidation and dissolution of the Company and the Plan of Dissolution, even if approved by the Company’s shareholders, if the Board, in its discretion, determines that the liquidation and dissolution of the Company or the Plan of Dissolution is no longer in the best interests of the Company and its shareholders.

The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release was also simultaneously filed on the Company’s website. The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed liquidation and Dissolution of the Company (the “Dissolution”) and the Plan of Dissolution, the Company intends to file a proxy statement and other relevant materials with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS, AND/OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT MERRIMACK PHARMACEUTICALS, INC., THE PROPOSED DISSOLUTION, THE PLAN OF DISSOLUTION AND RELATED MATTERS. Stockholders may obtain a free copy of the proxy statement and the other relevant materials (when they become available), and any other documents filed by the Company with the SEC, at the SEC’s website at http://www.sec.gov or on the “Investors” section of the Company’s website at www.merrimack.com.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from its stockholders with respect to the proposed Dissolution, the Plan of Dissolution and related matters, and any other matters to be voted on at the Special Meeting. Information regarding the names, affiliations and direct or indirect interests, by security holdings or otherwise, of such directors and executive officers in the solicitation will be included in the proxy statement (when available). Additional information regarding such directors and executive officers, and other important Company information, are included in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on March 9, 2023 and its Proxy Statement for its Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed Dissolution, the Plan of Dissolution and related matters will be set forth in the proxy statement (when available). These documents will be available free of charge as described in the preceding section.

For more information, visit https://www.merrimack.com.

Cautionary Note Regarding Forward-Looking Statements

Any statements made in this Current Report on Form 8-K relating to future financial, business, conditions, plans, prospects, impacts, shifts, trends, progress, or strategies and other such matters, including without limitation, Merrimack’s proposed Dissolution pursuant to its proposed Plan of Dissolution, the timing of filing of the Certificate of Dissolution, the timing and outcome of the planned second special meeting to approve the Dissolution and the Plan of Dissolution, the amount, number, and timing of liquidating distributions, if any, to its stockholders, the amount of reserves, and similar statements, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this Current Report on Form 8-K, the words “may,” “could,” “should,” “might,” “show,” “adjourn,” “hold,” “approve,” “receive,” “determine,” “file,” “describe,” “entitle,” “present,” “solicit,” “continue,” “conduct,” “reduce,” “report,” “seek,” “conserve,” “distribute,” “dissolve,” “encourage,” “discontinue,” “terminate,” “wind down,” “additional,” “announce,” “anticipate,” “believe,” “sufficient,” “estimate,” “expect,” “intend,” “plan,” “potential,” “will,” “evaluate,” “aim,” “meet,” “support,” “look forward,” “develop,” “promise,” “provide,” “first-in-class,” “necessary,” “appropriate,” “affirmative,” “opportunity,” “disrupt,” “reduce,” “suggest,” and similar expressions and their variants, as they relate to Merrimack or any of Merrimack’s partners, or third parties, may identify forward-looking statements. Merrimack cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly, and in unanticipated ways. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include the availability, timing and amount of liquidating distributions being different than expected; the amounts that will need to be set aside as reserves by Merrimack being higher than anticipated; the possible inadequacy of such reserves to satisfy Merrimack’s obligations; potential unknown contingencies or liabilities, and Merrimack’s potential inability to favorably resolve them or at all; the amount of proceeds that might be realized from the sale or other disposition of any remaining Merrimack assets; the application of, and any changes in, applicable tax and other laws, regulations, administrative practices, principles and interpretations; the incurrence by Merrimack of expenses relating to the Dissolution being different than estimated; the ability of the Merrimack board of directors to abandon, modify or delay implementation of the Dissolution, even after stockholder approval; failure of the Company’s stockholders to approve the proposed Plan of Dissolution; the Company’s ability to settle, make reasonable provision for or otherwise resolve its liabilities and obligations, including the establishment of an adequate contingency reserve; and the uncertain macroeconomic and political environment.

In addition to forward-looking statements regarding the proposed Plan of Dissolution, Merrimack’s forward-looking statements include, among others, Merrimack’s rights to receive payments related to certain milestone events or whether such milestones will be achieved, if at all, or whether Ipsen and Elevation Oncology will resume efforts under the remaining programs for which milestone payments may occur. Such forward-looking statements involve substantial risks and uncertainties that could cause Merrimack’s future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others: positive information about pre-clinical and early-stage clinical trial results does not ensure that later stage or larger scale clinical trials will be successful. For example, these additional indications for which milestone payments could occur may not demonstrate promising therapeutic effect or appropriate safety profiles in current or later stage or larger scale clinical trials as a result of known or as yet unanticipated side effects. The results achieved in later stage trials may not be sufficient to meet applicable regulatory standards or to justify further development. Problems or delays may arise prior to the initiation of planned clinical trials, during clinical trials or in the course of developing, testing, or manufacturing that could lead Ipsen and Elevation Oncology and their partners and collaborators to fail to initiate or to discontinue development. Even if later stage clinical trials are successful, unexpected concerns may arise from subsequent analysis of data or from additional data. Obstacles may arise or issues may be identified in connection with review of clinical data with regulatory authorities. Regulatory authorities may disagree with Ipsen and Elevation Oncology’s view of the data or require additional data or information or additional studies. In addition, the planned timing of initiation and completion of future clinical studies, if any, are subject to the ability of each of Ipsen and Elevation Oncology, respectively, to enroll patients, enter into agreements with clinical trial sites and investigators, and overcome technical hurdles and other issues related to the conduct of the trials for which each of them is responsible. Additionally, each of Ipsen and Elevation Oncology are subject to the risk that they may not successfully commercialize these development programs. In addition, press releases and other public statements by Ipsen and Elevation Oncology may contain forward-looking statements. Merrimack undertakes no obligation to update or revise any forward-looking statements. Forward-looking statements should not be relied upon as representing Merrimack’s views as of any date subsequent to the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Merrimack’s business in general, see the “Risk Factors” section of Merrimack’s Annual Report on Form 10-K filed with the SEC on March 9,2023, any subsequent quarterly report on Form 10-Q filed by Merrimack and the other reports Merrimack files with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Merrimack Pharmaceuticals, Inc. on February 13, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: February 13, 2024	By:	/s/ Gary L. Crocker
Gary L. Crocker
President